Exhibit 99.2
EARNINGS PRESENTATION Q3 2023 NASDAQ: ALRS Alerus

1 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long-term performance goals and the future plans and prospects of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: interest rate risk, including the effects of recent and potential additional rate increases by the Federal Reserve; our ability to successfully manage credit risk and maintain an adequate level of allowance for credit losses; new or revised accounting standards, including as a result of the implementation of the new Current Expected Credit Loss Standard; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including continued rising rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short-period of time at Silicon Valley Bank, Signature Bank and First Republic Bank that resulted in the failure of those institutions; the overall health of the local and national real estate market; concentrations within our loan portfolio; the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies, including the integration of Metro Phoenix Bank which we acquired in 2022; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid technological change in the financial services industry; increased competition in the financial services industry from non-banks such as credit unions and Fintech companies, including digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, who have balances above current FDIC insurance limits; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject; potential impairment to the goodwill we recorded in connection with our past acquisitions, including the acquisition of Metro Phoenix Bank; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes, including in response to the recent failures of Silicon Valley Bank, Signature Bank and First Republic Bank; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather, natural disasters, widespread disease or pandemics, such as the COVID-19 global pandemic; acts of war or terrorism, including the Israeli-Palestinian conflict and the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; changes to U.S. or state tax laws, regulations and guidance, including the new 1.0% excise tax on stock buybacks by publicly traded companies; talent and labor shortages and employee turnover; our success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. DISCLAIMERS

2 Retirement and Benefit Revenue 33.6% Wealth Management Revenue 10.6% Mortgage Revenue 4.7% Banking Fees and Other Income 4.0% Net Interest Income 47.1% FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2023 Noninterest income: $105.0 million Net interest income: $93.3 million $31.9 $34.2 $36.7 $32.1 $34.6 2019 2020 2021 2022 Q3 2023 OUR MISSION ▪ To positively impact our clients’ financial potential-through holistic guidance, unparalleled service, and engaging technology. COMPANY PROFILE Data as of 9/30/2023. DIVERSIFIED REVENUE STREAM ASSET GROWTH ($ IN BILLIONS) Banking Assets Retirement and Benefit Services AUA/AUM Wealth Management AUA/AUM $3.1 $3.3 $4.0 $3.6 $3.7 2019 2020 2021 2022 Q3 2023 NONINTEREST INCOME AS A % OF REVENUE: 52.9% DIVERSIFIED FINANCIAL SERVICES COMPANY ▪ $3.9 billion Banking assets ▪ $34.6 billion Retirement and Benefit Services AUA/AUM ▪ $3.7 billion Wealth Management AUA/AUM ▪ $298.6 million in Mortgage Originations YTD ALERUS BUSINESS LINES ▪ Banking ▪ Retirement and Benefit Services ▪ Wealth Management ▪ Mortgage $2.4 $3.0 $3.4 $3.8 $3.9 2019 2020 2021 2022 Q3 2023

3 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 9/30/2023. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration and recordkeeping • Retirement plan investment advisory • Health and benefits administration COMMERCIAL BANKING • Commercial and commercial real estate lending • Government and non-profit banking • Small business lending • Treasury management • Deposit services CONSUMER BANKING • Private banking • Deposit products and services • Consumer lending MORTGAGE RETIREMENT & BENEFIT SERVICES 33% of Revenue 5% of Revenue 11% of Revenue 51% of Revenue

4 FRANCHISE FOOTPRINT FULL-SERVICE BANKING OFFICES Alerus offers banking, retirement and benefit services, mortgage and wealth management services at all full-service banking offices ▪ Grand Forks, ND: 4 full-service banking offices ▪ Fargo, ND: 3 full-service banking offices ▪ Twin Cities, MN: 6 full-service banking offices ▪ Phoenix, AZ: 2 full-service banking offices RETIREMENT AND BENEFIT SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 38,000 consumer clients ▪ 16,700 commercial clients ▪ 8,250 employer-sponsored retirement plans Data as of 9/30/2023. ▪ 468,000 employer-sponsored retirement plan participants / health savings account participants ▪ 38,500 flexible spending account / health reimbursement arrangement participants

5 39.0% 24.2% 10.2% 30.0% 26.6% 54.3% 15.7% STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION LOANS $2,606 DEPOSITS $2,872 ARB ASSETS UNDER ADMIN/MGMT. $34,553 WM ASSETS UNDER ADMIN/MGMT. $3,724 MORTGAGE ORIGINATIONS $110 (DOLLARS IN MILLIONS) Data as of 9/30/2023 QTD. LEGEND North Dakota Minnesota Arizona National Synergistic 9.8% 84.2% 6.0% 71.8% 11.4% 4.0% 12.8% 9.3% 13.5% 77.2%

6 ONE ALERUS REINVENTION OF PROCESSES We consistently seek new ways to enhance efficiencies and improve scalability. TAILORED ADVICE We strive to provide each client with a primary point of contact — a trusted advisor — who deals with individual needs and integrates other department’s expertise when necessary. SYNERGISTIC GROWTH Deposits sourced from our retirement and benefit services and wealth management divisions totaled $763.7 million as of September 30, 2023. Cumulative rollovers have added $1.2 billion of assets under management. Residential real estate first mortgages totaled $717.8 million as of September 30, 2023. TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines. These investments allow for digital and proactive engagement with clients. DIVERSIFIED SERVICES We provide comprehensive products and services to clients including banking, mortgage, wealth management, and retirement and benefit services. ONE ALERUS STRATEGY Our collaborative One Alerus culture brings our product and service offerings to clients in a cohesive and seamless manner. We believe One Alerus enables us to achieve future organic growth through client acquisition, retention and expansion to provide strong returns to our stockholders and employees through our ESOP. CULTURE + BUSINESS MODEL = SUSTAINED TOP TIER SHAREHOLDER RESULTS ONE ALERUS Data as of 9/30/2023.

7 EXPANDED TO COLORADO Acquired Retirement Planning Services, Inc. (Littleton, CO) To supplement our organic growth, we have executed 25 acquisitions throughout the history of our company across all business lines: STRATEGIC GROWTH 2000 2002 2003 2006 2007 2019 2009 2016 2015 2014 2013 2012 REBRANDED TO ALERUS 2011 Acquired a branch from BNC National Bank (Fargo, ND) Acquired Pension Solutions, Inc. (St. Paul, MN) The catalyst to the Retirement Division OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES) Acquired Stanton Trust Company (Minneapolis, MN) EXPANDED TO MINNESOTA MARKET OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN) Acquired Acclaim Benefits, Inc. (Minneapolis, MN) Acquired Stanton Investment Advisors (Minneapolis, MN) EXPANDED TO ARIZONA MARKET OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ) Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN) Acquired Prosperan Bank (Twin Cities, MN) Acquired deposits from BankFirst (Minneapolis, MN) Acquired Residential Mortgage Group (Minnetonka, MN) Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank EXPANDED TO MICHIGAN Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI) Acquired Tegrit Administrators, LLC Acquired Private Bank Minnesota (Minneapolis, MN) Acquired Retirement Alliance, Inc. (Manchester, NH) Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN) Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN) Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN) COMPLETED INITIAL PUBLIC OFFERING (IPO) 2017 LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN 2020 2022 Acquired Metro Phoenix Bank (Phoenix, AZ)

8 ▪ Diversified client base consists of 38,000 consumers clients, 16,700 commercial clients and over 395,000 employer-sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruiting top talent in mid-market C&I banking and specialty niches to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift-out opportunities ▪ Purpose driven organization with a recognizable mission for clients, employees, and stakeholders ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast-follower strategy KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ▪ Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow ORGANIC GROWTH “ONE ALERUS”

9 DAN COUGHLIN Since 2016 Chairman, Alerus Financial Corp. Former MD & Co-Head – Fin’l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett MARY ZIMMER Since 2021 Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt. JANET ESTEP Since 2021 Former President and CEO, Nacha Former EVP, US Bank Transaction Division Former VP, Pace Analytical Services RANDY NEWMAN Since 1987 Former President and CEO, Alerus OFFICERS AND DIRECTORS MICHAEL MATHEWS Since 2019 Former CIO, Deluxe Corporation Former SVP – Technology and Enterprise Programs, UnitedHealth Group JON HENDRY Executive Vice President and Chief Technology Officer 39 years with Alerus KARIN TAYLOR Executive Vice President and Chief Risk Officer 5 years with Alerus KEVIN LEMKE Since 1994 President Virtual Systems, Inc. GALEN VETTER Since 2013 Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM EXECUTIVE MANAGEMENT BOARD OF DIRECTORS KATIE LORENSON Director, President and Chief Executive Officer 6 years with Alerus MISSY KENEY Executive Vice President and Chief Engagement Officer 18 years with Alerus AL VILLALON Executive Vice President and Chief Financial Officer Joined Alerus in 2022 JIM COLLINS Executive Vice President and Chief Banking and Revenue Officer Joined Alerus in 2022

10 THIRD QUARTER HIGHLIGHTS

11 ▪ Returned $5.0 million to shareholders through dividends and share repurchases during the quarter ▪ Repurchased $1.2 million of outstanding stock in the quarter at an average purchase price of $17.98 which reduced outstanding common shares by 68,428 at quarter end ▪ Common equity tier 1 capital to risk weighted assets as of September 30, 2023 was 13.01%, compared to 13.39% as of December 31, 2022 ▪ Total deposits were stable at $2.9 billion compared to June 30, 2023, and December 31, 2022 ▪ Noninterest-bearing deposits remained constant at 25% of total deposits from the second quarter to the third quarter of 2023 ▪ Loan to deposit ratio as of September 30, 2023 was 90.7%, compared to 83.8% as of December 31, 2022, with no brokered deposits utilized ▪ Net recoveries to average loans of 0.09%, compared to net recoveries to average loans of 0.07% for the second quarter of 2023 ▪ Allowance for credit losses to total loans was 1.39% compared to 1.27% as of December 31, 2022 ▪ Noninterest income represented 58.2% of total revenue compared to 53.7% for the prior quarter ▪ Yield on earning assets increased 11 bps from 4.55% in the second quarter to 4.66% in the third quarter of 2023 ▪ Noninterest income increased $2.6, million or 10.2%, from the prior quarter ▪ Includes a $2.8 million impact related to the sale of the ESOP trustee business. Excluding the ESOP trustee business, noninterest income was up $0.4 million, or 1.6%, from the prior quarter ▪ Noninterest expense down 12.9% from the third quarter of 2022 SUCCESS IS NEVER FINAL Q3 2023 HIGHLIGHTS EARNINGS BALANCE SHEET & ASSET QUALITY CAPITAL STRENGTH

12 INCOME STATEMENT Q3 2023 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” (dollars and shares in thousands, except per share data) Net Interest Income $ 20,395 $ 22,234 $ 28,316 $ 66,287 $ 72,765 Provision for Credit Losses — — — 550 — Net Interest Income After Provision for Credit Losses 20,395 22,234 28,316 65,737 72,765 Noninterest Income 28,407 25,778 27,010 79,439 85,706 Noninterest Expense 37,260 36,373 42,767 111,503 120,822 Income Before Income Taxes 11,542 11,639 12,559 33,673 37,649 Income Tax Expense 2,381 2,535 2,940 7,222 8,553 Net Income $ 9,161 $ 9,104 $ 9,619 $ 26,451 $ 29,096 Per Common Share Data Earnings Per Common Share - Diluted $ 0.45 $ 0.45 $ 0.47 $ 1.30 $ 1.56 Diluted Average Common Shares Outstanding 20,095 20,241 20,230 20,193 18,431 Performance Ratios Return on Average Total Assets 0.95% 0.96% 1.02% 0.93% 1.13 % Return on Average Tangible Common Equity (1) 13.51% 13.71% 13.89% 13.27% 14.59 % Noninterest Income as a % of Revenue 58.21% 53.69% 48.82% 54.51% 54.08 % Net Interest Margin (Tax-Equivalent) 2.27% 2.52% 3.21% 2.50% 3.02 % Efficiency Ratio (1) 73.37% 72.79% 74.76% 73.57% 73.94 % September 30, 2023 September 30, 2022 Three months ended Nine months ended 2023 September 30, June 30, 2023 September 30, 2022

13 PERFORMANCE RATIOS 1 – Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” 2 – Rates have been annualized 1.02% 0.96% 0.95% Q3 2022 Q2 2023 Q3 2023 Return on Average Assets(2) 13.89% 13.71% 13.51% Q3 2022 Q2 2023 Q3 2023 Return on Average Tangible Common Equity(1)/(2) $13.76 $14.60 $14.32 Q3 2022 Q2 2023 Q3 2023 Tangible Book Value per Share(1)

14 KEY REVENUE ITEMS DOLLARS IN THOUSANDS 1 – Other noninterest income consists of service charges on deposit accounts, interchange income and other noninterest income. Net Interest (8.3%) Linked Quarter Income (28.0%) Year-over-year Noninterest 10.2% Linked Quarter Income 5.2% Year-over-year $28,316 $22,234 $20,395 Q3 2022 Q2 2023 Q3 2023 Net Interest Income $16,597 $15,890 $18,605 $4,852 $5,450 $5,271 $3,782 $2,905 $2,510 $1,779 $1,533 $2,021 $27,010 $25,778 $28,407 Q3 2022 Q2 2023 Q3 2023 Noninterest Income Retirement & Benefit Services Wealth Management Mortgage Banking Other(1)

15 NET INTEREST INCOME LOAN YIELD ANDNET INTEREST MARGIN (NIM)(1) AVERAGE EFFECTIVE FF RATE AND COST OF FUNDS QUARTERLY HIGHLIGHTS (1) 1 – Rates have been annualized for interim periods. Source: Federal Reserve. ▪ While NII decreased in the quarter, interest income increased $1.7 million, or 4.2%, from Q2 2023 driven by higher loan volume and higher yields along with one extra day in the quarter ▪ Interest income was offset by a $3.5 million increase in interest expense over the prior quarter primarily due to a 34 bps rate increase on interest-bearing deposits and increased short term borrowings ▪ The beta on interest-bearing deposits from the beginning of the current tightening cycle was 49% as of Q3 2023 NET INTEREST INCOME (NII) ($ in Thousands) NIM: 2.52% 0.10% 0.07% 0.03% (0.19)% (0.26)% 2.27% 4.41% 5.36% 5.44% 3.21% 2.52% 2.27% Q3 2022 Q2 2023 Q3 2023 Loan yield NIM 2.20% 4.99% 5.26% 0.47% 2.16% 2.53% Q3 2022 Q2 2023 Q3 2023 Average effective FF rate Cost of funds

16 DIVERSIFIED LOAN PORTFOLIO TOTAL LOANS DIVERSIFIED LOAN PORTFOLIO HIGHLIGHTS ▪ Total loans grew 6.6% from December 31, 2022 ▪ Year to date loan growth was primarily driven by an increase in commercial real estate and residential real estate loans, offset by a decrease in other consumer revolving and installment loans. ▪ Total loan yield in the current quarter increased to 5.44% from 5.36% in the prior quarter Commercial and industrial 22.3% Real estate construction 3.8% Commercial real estate 39.3% Residential real estate first mortgage 27.5% Residentital real estate junior lien 5.9% Other revolving and installment 1.2% ($ in Millions) PORTFOLIO CHANGES As of As of As of Change Change ($ in Thousands) 9/30/2022 6/30/2023 9/30/2023 QoQ YoY Commercial and industrial $ 564,655 551,860 $ 582,387 5.5% 3.1% Real estate construction 89,215 78,428 97,742 24.6% 9.6% Commercial real estate 819,068 1,003,821 1,025,014 2.1% 25.1% Residential real estate first mortgage 649,818 707,630 717,793 1.4% 10.5% Residentital real estate junior lien 143,681 157,231 152,677 -2.9% 6.3% Other revolving and installment 51,794 34,552 30,817 -10.8% -40.5% Total 2,318,231 2,533,522 2,606,430 2.9% 12.4% Loans to deposits ratio 78.3% 88.8% 90.7% $2,318.2 $2,533.5 $2,606.4 Q3 2022 Q2 2023 Q3 2023

17 NonInterest-Bearing Deposits 25.0% Interest-Bearing Demand Deposits 26.5% Money Market & Savings 30.3% HSA Deposits 6.1% Time Deposits 12.1% STRONG CORE FUNDING MIX TOTAL DEPOSITS HIGHLIGHTS CHECKING ACCOUNTS: 51.5% SEPTEMBER 30, 2023 DEPOSIT FUNDING ($2,872 MILLION) PORTFOLIO CHANGES ($ in Millions) ▪ Total deposits increased $19.3 million in the third quarter compared to June 30, 2023 ▪ Noninterest-bearing deposits increased 0.3% compared to June 30, 2023 ▪ Time deposits increased 14.1% in the current quarter as higher short-term CD rates attracted both existing non-maturity deposits as well as new deposits to the Company As of As of As of Change Change ($ in Thousands) 9/30/2022 6/30/2023 9/30/2023 QoQ YoY Noninterest-bearing 905,228 715,534 717,990 0.3% -20.7% Interest-bearing demand 653,216 753,194 759,812 0.9% 16.3% Money market and savings 1,018,289 906,460 871,720 -3.8% -14.4% Time deposits 222,027 304,167 346,935 14.1% 56.3% HSA deposits 163,052 173,500 175,727 1.3% 7.8% Total 2,961,811 2,852,855 2,872,184 0.7% -3.0% $2,056.6 $2,137.3 $2,154.2 $905.2 $715.5 $718.0 $2,961.8 $2,852.8 $2,872.2 Q3 2022 Q2 2023 Q3 2023 Interest-Bearing Deposits NonInterest-Bearing Deposits

18 $633.5 $743.4 $763.7 Q322 Q223 Q323 Commercial 38.6% Consumer 30.4% Synergistic 26.6% Public 4.4% DEPOSIT CHARACTERISTICS STRONG LIQUIDITY WELL IN EXCESS OF UNINSURED BALANCES 2 – Uninsured and not collateralized deposits represent those customer deposit balances over the current FDIC insurance limit of $250,000 that are not collateralized by other means such as pledged loans or pledged securities COST OF FUNDS INCREASING WITH SHORT-TERM RATES SEPTEMBER 30, 2023 DEPOSIT COMPOSITION SYNERGISTIC DEPOSIT GROWTH(1) UNINSURED VS INSURED ($ in Millions) As of September 30, 2023, our loan to deposit ratio was 90.7% with no brokered deposits utilized 21% YoY growth 1 – Synergistic deposits are sourced from our retirement and benefit services and wealth management divisions 0.25% 0.35% 0.47% 1.73% 2.32% 2.16% 2.01% 2.66% 2.53% Cost of Total Deposits Cost of Interest-Bearing Deposits Total Cost of Funds Q3 2022 Q2 2023 Q3 2023 Uninsured and not collateralized (2) 25.1% Uninsured but collateralized 6.6% Uninsured Holding Company deposits held at Bank 2.4% Insured 65.9%

19 INVESTMENT PORTFOLIO INVESTMENT PORTFOLIO MIX AOCI Yield on Securities: 2.2% 2.5% 2.6% % of Earning Assets: 30.0% 27.7% 26.3% ($ in Thousands) ($ in Thousands) Held-to-Maturity: 32.2% Available-for-Sale: 67.8% $(102,909) $(100,742) $(113,483) Q3 2022 Q2 2023 Q3 2023 Agency Non-MBS 0.3% Corporate Debt 6.0% Agency MBS 34.5% Corporate ABS & CMO 45.4% Municipals 13.8% $1,055,520 $985,870 $943,269 Q3 2022 Q2 2023 Q3 2023

20 $31,905 $34,200 $36,733 $32,123 $34,553 434,045 423,156 447,564 453,757 468,182 375,000 390,000 405,000 420,000 435,000 450,000 465,000 480,000 495,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2019 2020 2021 2022 Q3 2023 YTD AUA/AUM Participants $89,685 $230,498 $202,330 $195,617 $221,042 $119,728 $126,518 $153,224 $166,171 $175,727 $93,629 $136,946 $170,224 $167,796 $141,691 $303,042 $493,962 $525,778 $529,584 $538,459 2019 2020 2021 2022 Q3 2023 Money Market HSA Other $12,403 $12,280 $12,458 $3,313 $2,505 $2,807 $881 $1,105 $565 $2,775 $16,597 $15,890 $18,605 Q3 2022 Q2 2023 Q3 2023 Recurring annual revenue Transaction based revenue ESOP Trustee revenue One-time gain on ESOP Trustee sale RETIREMENT AND BENEFIT SERVICES OVERVIEW – 8,250 PLANS – NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ▪ RETIREMENT - Provide recordkeeping and administration services to qualified retirement plans ▪ TRUST CUSTODY & ADVISORY SERVICES - Provide investment fiduciary services to retirement plans ▪ HEALTH AND BENEFITS - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ REVENUE MIX - 35% market sensitive ▪ ONE ALERUS SYNERGIES • IRA rollovers $100.6 million YTD 9/30/2023 • Deposits $538 million - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Commercial Banking client expansion ($ in Millions) STABLE SYNERGISTIC DEPOSITS ($ in Thousands) Revenue: $63,811 $60,956 $71,709 $67,135 $49,977 ($ in Thousands)

21 $4,250 $4,782 $4,726 $401 $389 $391 $201 $279 $154 $4,852 $5,450 $5,271 Q3 2022 Q2 2023 Q3 2023 Asset Management Brokerage Insurance & Advisory $3,103 $3,339 $4,040 $3,583 $3,724 2019 2020 2021 2022 Q3 2023 YTD ▪ ADVISORY AND PLANNING SERVICES • Advisory Services, Insurance Planning, Financial Planning, Education Planning ▪ INVESTMENT MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ TRUST AND FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts • Synergistic deposits totaled $225.3 million at Q3 2023 WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ($ in Millions) SYNERGISTIC DEPOSITS ($ in Thousands) ($ in Thousands) $108,504 $101,621 $143,183 $161,973 $225,262 2019 2020 2021 2022 Q3 2023 Revenue: $15,502 $17,451 $21,052 $20,870 $15,915

22 $1,633 $1,592 $605 $239 $147 $244 $208 $60 $1,779 $1,836 $812 $299 2020 2021 2022 YTD Q3 2023 Portfolio Sale MORTGAGE BANKING OVERVIEW OF SERVICES YEARLY MORTGAGE ORIGINATIONS ($ in Millions) QUARTERLY RESULTS ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minneapolis, Minnesota ▪ 86% year-to-date originations sourced from the Twin Cities MSA ▪ Enhanced technology with 90% of applications through digital channel QUARTERLY ORIGINATIONS Purchase: 45.2% 51.2% 88.3% 97.2% Refinance: 54.8% 48.8% 11.7% 2.8% Purchase: 94.0% 98.2% 97.7% Refinance: 6.0% 1.8% 2.3% ($ in Millions) Q3 Q4 Q1 Q2 Q3 ($ in Thousands) 2022 2022 2023 2023 2023 Orignation and Sale $ 5,028 $ 3,145 $ 1,463 $ 2,432 $ 2,917 Fair Value Changes (1,246) (974) 254 473 (407) Total $ 3,782 $ 2,171 $ 1,717 $ 2,905 $ 2,510 Gain on Sale Margin 2.6% 3.0% 3.0% 2.8% 3.0% $164 $90 $92 $66 $21 $17 $230 $111 $110 Q3 2022 Q2 2023 Q3 2023 Portfolio Sale

23 $26,247 $23,571 $23,966 $1,926 $1,837 $1,883 $5,373 $5,269 $4,774 $3,126 $1,530 $1,716 $6,095 $4,166 $4,921 $42,767 $36,373 $37,260 Q3 2022 Q2 2023 Q3 2023 Other(1) Professional Fees and Assessments Business Services, Software and Technology Occupancy and Equipment Compensation and benefits NONINTEREST EXPENSE 1 – Other noninterest expense consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense. QUARTERLY HIGHLIGHTS YEAR OVER YEAR HIGHLIGHTS ▪ Noninterest expense increased $0.9 million or 2.4% over the last quarter ▪ Increase was primarily driven by a $0.8 million increase in other expenses, a $0.4 million increase in compensation and benefits, partially offset by a $0.5 million decrease in business services, software and technology costs ▪ Noninterest expense decreased $5.5 million or 12.9% compared to the third quarter of 2022 ▪ Professional fees and assessments decreased due to one-time expenses associated with the acquisition Metro Phoenix Bank in the third quarter of 2022 ▪ Improvement in compensation costs and lower group insurance claims were a result of reduced FTE from 824 as of September 30, 2022 to 752 as of September 30, 2023, which represents a 9% reduction ($ in Thousands) Noninterest 2.4% Linked quarter Expense (12.9)% Year-over-year

24 306% 674% 1,437% 821% 403% 2019 2020 2021 2022 Q3 2023 1.39% 1.73% 1.80% 1.27% 1.39% 2019 2020 2021 2022 Q3 2023 0.33% 0.17% 0.09% 0.10% 0.23% 2019 2020 2021 2022 Q3 2023 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPA / ASSETS (%) RESERVES / NPL (%) RESERVES / LOANS (%) ▪ Non-performing loans remain at low levels ▪ Reserve levels remain strong despite quarter over quarter increase in non-performing loans ▪ Strong credit quality continues to be evidenced by a second straight quarter of net recoveries NCO/ Avg Loans 0.33% 0.03% (0.04)% 0.02% (0.09)%

25 ($ in thousands) Total Assets $ 3,869,138 Cash and cash equivalents 64,724 Unencumbered Securities (at Market Value) 551,562 Total On Balance Sheet Liquidity 616,286 FHLB Borrowing Capacity 477,080 Fed Funds Lines 107,000 Brokered CD Capacity 773,828 Total Off Balance Sheet Liquidity 1,357,908 Total Liquidity as of 9/30/2023 $ 1,974,194 11.1% 9.2% 9.8% 11.3% 11.1% 12.9% 13.2% 15.1% 13.7% 13.3% 2019 2020 2021 2022 Q3 2023 Tier 1 Leverage Tier 1 Capital 16.7% 16.8% 18.6% 16.5% 16.1% 2019 2020 2021 2022 Q3 2023 STRONG CAPITAL AND SOURCES OF LIQUIDITY COMMON EQUITY TIER 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS TOTAL RISK BASED CAPITAL SOURCES OF LIQUIDITY Regulatory Capital Minimum to be considered adequately capitalized. Tier 1 Capital Leverage Regulatory Capital Minimum to be considered adequately capitalized. 12.5% 12.8% 14.7% 13.4% 13.0% 2019 2020 2021 2022 Q3 2023 6% 4% 8%

26 KEY TAKEAWAYS ALERUS CONTINUES TO DELIVER QUALITY RESULTS WHILE BEING WELL POSITIONED FOR WHAT IS TO COME ▪ Returned $5.0 million to shareholders through dividends and share repurchases during the quarter ▪ Capital levels are strong with tangible common equity to tangible assets of 7.47% and regulatory CET 1 ratio of 13.0% at quarter end ▪ Noninterest income of 58.2% of total revenues for the quarter highlights a durable and differentiated business model equipped to supplement and complement periods of NIM compression ▪ Credit quality remains robust as nonperforming assets are 0.23% of total assets and the quarter had net recoveries of 0.09% ▪ Allowance for credit losses to total loans remains healthy at 1.39% as of September 30, 2023 ▪ Yield on earning assets increased 11 bps from the prior quarter to 4.66%

27 APPENDIX

28 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO Data as of 9/30/2023. 1-4 Residential 1st 27% 1-4 Residential Construction 1% 1-4 Residential Jr Lien 1% HELOC 4% RE Loans to be Sold 1% C&I 21% Ag Production 1% Other CRE 19% Owner Occupied CRE 10% Ag Land 2% Multifamily 8% Other Consumer 1% RE Construction 4%

29 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL1 1 – Commercial and industrial loans includes C & I, loans to public entities, and other loans. It excludes ag production loans. “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information, (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities. “Other Retail Trade” includes the following sub-industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores. Transportation and Warehousing 3% Health Care and Social Assistance 6% Professional, Scientific and Technical Services 8% Manufacturing 11% Real Estate and Rental and Leasing 13% Wholesale Trade 7% Construction 10% Finance and Insurance 10% Other 17% Motor Vehicle and Parts Dealers 10% Food and Beverage Stores 1% Electronics and Appliance Stores 2% Other Retail Trade Retail Trade 15% 2% Data as of 9/30/2023.

30 LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE1 1 – Total commitment commercial real estate loans include multifamily loans, ag land, other CRE, owner occupied CRE, real estate construction and ag production. 2 – Total commitment investor real estate loans include multifamily loans, other CRE and real estate construction loans. TOTAL COMMITMENT INVESTOR REAL ESTATE2 Data as of 9/30/2023. Office 16% Retail 14% Warehouse 13% Manufacturing 2% Commercial Development 1% Mixed Commercial 2% Apartments 17% Hotel 7% Medical or Nursing Facilities 5% Other 2% Commercial Construction 18% Ag Land 3% Office 14% Retail 11% Warehouse 9% Manufacturing 2% Mixed Commercial 2% Apartments 22% Hotel 9% Medical or Nursing Facilities 5% Other 2% Commercial Construction 24%

31 LOANS SECURED BY REAL ESTATE Portfolio Avg FICO Avg LTV 1 st Mortgage 759 53% Junior 764 75% HELOC 796 73% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE 1-4 1st Mortage 61% 1-4 Family Jr Liens 3% 1-4 Family Revolving 29% 1-4 Family Construction 5% Held for Sale 2% Data as of 9/30/2023.

32 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT1 1 – Commercial and industrial loans includes revolving C & I loans and other loans. It excludes non-revolving C&I loans, ag production, and loans to public entities. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 2017 2018 2019 2020 2021 2022 Q123 Q223 Q323 C&I Funded Unfunded Funded% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 2017 2018 2019 2020 2021 2022 Q123 Q223 Q323 Home Equity Lines of Credit Funded Unfunded Funded%

33 CECL ADOPTION – DRIVERS OF CHANGE FROM ALLL ALLOWANCE FOR CREDIT LOSSES ON LOANS 1 – ACL is the allowance for credit losses on loans and excludes the allowance for investment securities held-for-maturity, and the allowance for unfunded commitments. Portfolio changes primarily represent the impact of increases/decreases in loan balances, age and mix due to new originations, as well as credit quality and net charge-off activity. Economic/Qualitative factors primarily represent our evaluation and determination of an economic forecast applied to our loan portfolio, as well as updates to qualitative factors. ($ in Thousands) Data as of 9/30/2023.

34 CHANGES IN THE ACL FOR LOANS BY PORTFOLIO SEGMENT ALLOWANCE FOR CREDIT LOSSES ON LOANS 1 – The difference in the adoption of ASC 326 and the total pre-tax amount adjusted on the Consolidated Balance Sheet included a $2.0 million adjustment for the adoption of ASC 326 on unfunded commitments and $172 thousand adjustment for the adoption of ASC 326 on investment securities held-to-maturity. The difference in the credit loss expense reported herein as compared to the Consolidated Statements of Income is associated with the credit loss expense of $44 thousand related to unfunded commitments and $46 thousand related to investment securities held-to-maturity. ($ in thousands) Commercial Commercial and industrial $ 9,158 $ (862) $ (275) $ (394) $ 950 $ 8,577 Real estate construction 1,446 2,518 745 — — 4,709 Commercial real estate 12,688 (424) 408 — 34 12,706 Total commercial 23,292 1,232 878 (394) 984 25,992 Consumer Residential real estate first mortgage 5,769 2,080 (339) (9) 256 7,757 Residential real estate junior lien 1,289 (67) 140 (77) 52 1,337 Other revolving and installment 528 (104) (188) (36) 51 251 Total consumer 7,586 1,909 (387) (122) 359 9,345 Unallocated 268 716 (31) — — 953 Total $ 31,146 $ 3,857 $ 460 $ (516) $ 1,343 $ 36,290 Ending Balance Nine months ended September 30, 2023 Loan Charge-offs Loan Recoveries Beginning Balance Provision for Credit Losses(1) Adoption of ASC 326(1)

35 ALLOCATION BY LOAN PORTFOLIO SEGMENT ALLOWANCE FOR CREDIT LOSSES ON LOANS ($ in thousands) Commercial and industrial $ 8,577 22.3% $ 9,158 23.9% Real estate construction 4,709 3.8% 1,446 4.0% Commercial real estate 12,706 39.3% 12,688 36.0% Residential real estate first mortgage 7,757 27.5% 5,769 27.8% Residential real estate junior lien 1,337 5.9% 1,289 6.2% Other revolving and installment 251 1.2% 528 2.1% Unallocated 953 — 268 — Total loans $ 36,290 100.0% $ 31,146 100.0% total loans September 30, 2023 December 31, 2022 (1) Allocated of loans to Allowance total loans Allocated Allowance of loans to Percentage Percentage 1 – Pre-ASC 326 adoption allowance for loan losses.

36 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation”. ($ in thousands, except where otherwise noted) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 September 30, 2023 September 30, 2022 Total Assets $ 3,691,253 $ 3,779,637 $ 3,886,773 $ 3,832,978 $ 3,869,138 $ 3,869,138 $ 3,691,253 Total Loans 2,318,231 2,443,994 2,486,625 2,533,522 2,606,430 2,606,430 2,318,231 Total Deposits 2,961,811 2,915,484 3,031,978 2,852,855 2,872,184 2,872,184 2,961,811 Tangible Common Equity1 275,000 287,330 290,900 290,792 284,137 284,137 275,000 Net Income $ 9,619 $ 10,909 $ 8,186 $ 9,104 $ 9,161 $ 26,451 $ 29,096 ROAA (%) 1.02 1.17 0.88 0.96 0.95 0.93 1.13 ROATCE(%)1 13.89 16.63 12.58 13.71 13.51 13.27 14.59 Net Interest Margin (FTE) (%) 3.21 3.09 2.70 2.52 2.27 2.50 3.02 Efficiency Ratio (FTE) (%)1 74.76 69.62 74.53 72.79 73.37 73.57 73.94 Non-Int. Income/Op. Rev. (%) 48.82 48.62 51.63 53.69 58.21 54.51 54.08 Earnings per common share - diluted $ 0.47 $ 0.53 $ 0.40 $ 0.45 $ 0.45 $ 1.30 $ 1.56 Total Equity/Total Assets (%) 9.34 9.44 9.24 9.33 9.03 9.03 9.34 Tang. Cmn. Equity/Tang. Assets (%)1 7.59 7.74 7.62 7.72 7.47 7.47 7.59 Loans/Deposits (%) 78.27 83.83 82.01 88.81 90.75 90.75 78.27 NPLs/Loans (%) 0.23 0.16 0.09 0.10 0.35 0.35 0.23 NPAs/Assets (%) 0.17 0.10 0.05 0.07 0.23 0.23 0.17 Allowance/NPLs (%) 583.97 820.93 1,657.32 1,383.57 402.91 402.91 583.97 Allowance/Loans (%) 1.34 1.27 1.41 1.41 1.39 1.39 1.34 NCOs/Average Loans (%) 0.07 (0.03) 0.03 (0.07) (0.09) (0.04) 0.04 Quarterly Nine months ended

37 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation”. ($ in thousands, 18-'22 except where otherwise noted) 2018 2019 2020 2021 2022 CAGR Total Assets $ 2,179,070 $ 2,356,878 $ 3,013,771 $ 3,392,691 $ 3,779,637 14.8% Total Loans 1,701,850 1,721,279 1,979,375 1,758,020 2,443,994 9.5% Total Deposits 1,775,096 1,971,316 2,571,993 2,920,551 2,915,484 13.2% Tangible Common Equity1 147,152 240,008 274,043 307,663 287,329 18.2% Net Income $ 25,866 $ 29,540 $ 44,675 $ 52,681 $ 40,005 11.5% ROAA (%) 1.21 1.34 1.61 1.66 1.14 ROATCE(%)1 21.02 17.46 17.74 18.89 15.09 Net Interest Margin (FTE) (%) 3.84 3.65 3.22 2.90 3.04 Efficiency Ratio (FTE) (%)1 73.80 73.22 68.40 70.02 72.86 Non-Int. Income/Op. Rev. (%) 57.73 60.50 64.05 62.86 52.72 Earnings per common share - diluted 1.84 1.91 2.52 2.97 2.10 Total Equity/Total Assets (%) 9.04 12.12 10.96 10.59 9.44 Tang. Cmn. Equity/Tang. Assets (%)1 6.91 10.38 9.27 9.21 7.74 Loans/Deposits (%) 95.87 87.32 76.96 60.19 83.83 NPLs/Loans (%) 0.41 0.45 0.26 0.12 0.16 NPAs/Assets (%) 0.33 0.33 0.17 0.09 0.10 Allowance/NPLs (%) 318.45 305.66 674.13 1,437.05 820.93 Allowance/Loans (%) 1.30 1.39 1.73 1.80 1.27 NCOs/Average Loans (%) 0.18 0.33 0.03 (0.04) 0.02 Annual

38 NON-GAAP DISCLOSURE RECONCILIATION ($ in thousands, except where otherwise noted) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 September 30, 2023 September 30, 2022 Tangible common equity to tangible assets Total common stockholders' equity $ 344,839 $ 356,872 $ 359,118 $ 357,685 $ 349,402 $ 349,402 $ 344,839 Less: Goodwill 46,060 47,087 47,087 47,087 46,783 46,783 46,060 Less: Other intangible assets 23,779 22,455 21,131 19,806 18,482 18,482 23,779 Tangible common equity (a) 275,000 287,330 290,900 290,792 284,137 284,137 275,000 Total assets 3,691,253 3,779,637 3,886,773 3,832,978 3,869,138 3,869,138 3,691,253 Less: Goodwill 46,060 47,087 47,087 47,087 46,783 46,783 46,060 Less: Other intangible assets 23,779 22,455 21,131 19,806 18,482 18,482 23,779 Tangible assets (b) 3,621,414 3,710,095 3,818,555 3,766,085 3,803,873 3,803,873 3,621,414 Tangible common equity to tangible assets (a)/(b) 7.59% 7.74% 7.62% 7.72% 7.47% 7.47% 7.59% Tangible common equity per common share Total stockholders' equity $ 344,839 $ 356,872 $ 359,118 $ 357,685 $ 349,402 $ 349,402 $ 344,839 Less: Goodwill 46,060 47,087 47,087 47,087 46,783 46,783 46,060 Less: Other intangible assets 23,779 22,455 21,131 19,806 18,482 18,482 23,779 Tangible common equity (c) 275,000 287,330 290,900 290,792 284,137 284,137 275,000 Common shares outstanding (d) 19,987 19,992 20,067 19,915 19,848 19,848 19,987 Tangible common equity per common share (c)/(d) $ 13.76 $ 14.37 $ 14.50 $ 14.60 $ 14.32 $ 14.32 $ 13.76 Return on average tangible common equity Net income $ 9,619 $ 10,909 $ 8,186 $ 9,104 $ 9,161 $ 26,451 $ 29,096 Add: Intangible amortization expense (net of tax) 1,046 1,046 1,046 1,046 1,046 3,138 2,710 Net income, excluding intangible amortization (e) 10,665 11,955 9,232 10,150 10,207 29,589 31,806 Average total equity 372,274 349,812 361,857 360,216 361,735 361,260 345,192 Less: Average goodwill 48,141 46,283 47,087 47,087 46,882 47,018 37,101 Less: Average other intangible assets (net of tax) 19,466 18,243 17,209 16,153 15,109 16,149 16,605 Average tangible common equity (f) 304,667 285,286 297,561 296,976 299,744 298,093 291,486 Return on average tangible common equity (e)/(f) 13.89% 16.63% 12.58% 13.71% 13.51% 13.27% 14.59% Efficiency Ratio Noninterest expense $ 42,767 $ 37,948 $ 37,869 $ 36,373 $ 37,260 $ 111,503 $ 120,822 Less: Intangible amortization expense 1,324 1,324 1,324 1,324 1,324 3,972 3,430 Adjusted noninterest expense (i) 41,443 36,624 36,545 35,049 35,936 107,531 117,392 Net interest income 28,316 26,964 23,658 22,234 20,395 66,287 72,765 Noninterest income 27,010 25,517 25,253 25,778 28,407 79,439 85,706 Tax-equivalent adjustment 112 124 124 140 180 444 306 Total tax-equivalent revenue(j) 55,438 52,605 49,035 48,152 48,982 146,170 158,777 Efficiency ratio (i)/(j) 74.76% 69.62% 74.53% 72.79% 73.37% 73.57% 73.94% Quarterly Nine months ended

39 NON-GAAP DISCLOSURE RECONCILIATION ($ in thousands, except where otherwise noted) 2018 2019 2020 2021 2022 Tangible common equity to tangible assets Total common stockholders' equity $ 196,954 $ 285,728 $ 330,163 $ 359,403 $ 356,871 Less: Goodwill 27,329 27,329 30,201 31,490 47,087 Less: Other intangible assets 22,473 18,391 25,919 20,250 22,455 Tangible common equity (a) 147,152 240,008 274,043 307,663 287,329 Total assets 2,179,070 2,356,878 3,013,771 3,392,691 3,779,637 Less: Goodwill 27,329 27,329 30,201 31,490 47,087 Less: Other intangible assets 22,473 18,391 25,919 20,250 22,455 Tangible assets (b) 2,129,268 2,311,158 2,957,651 3,340,951 3,710,095 Tangible common equity to tangible assets (a)/(b) 6.91% 10.38% 9.27% 9.21% 7.74% Tangible common equity per common share Total stockholders' equity $ 196,954 $ 285,728 $ 330,163 $ 359,403 $ 356,871 Less: Goodwill 27,329 27,329 30,201 31,490 47,087 Less: Other intangible assets 22,473 18,391 25,919 20,250 22,455 Tangible common equity (c) 147,152 240,008 274,043 307,663 287,329 Common shares outstanding (d) 13,775 17,050 17,125 17,213 19,992 Tangible common equity per common share (c)/(d) $ 10.68 $ 14.08 $ 16.00 $ 17.87 $ 14.37 Return on average tangible common equity Net income $ 25,866 $ 29,540 $ 44,675 $ 52,681 $ 40,005 Add: Intangible amortization expense (net of tax) 3,664 3,224 3,129 3,460 3,756 Net income, excluding intangible amortization (e) 29,530 32,764 47,804 56,141 43,761 Average total equity 187,341 231,084 310,208 346,059 346,355 Less: Average goodwill 27,329 27,329 27,439 30,385 39,415 Less: Average other intangible assets (net of tax) 19,522 16,101 13,309 18,548 17,018 Average tangible common equity (f) 140,490 187,654 269,460 297,126 289,922 Return on average tangible common equity (e)/(f) 21.02% 17.46% 17.74% 18.89% 15.09% Efficiency Ratio Noninterest expense $ 136,325 $ 142,537 $ 163,799 $ 168,909 $ 158,770 Less: Intangible amortization expense 4,638 4,081 3,961 4,380 4,754 Adjusted noninterest expense (i) 131,687 138,456 159,838 164,529 154,016 Net interest income 75,224 74,551 83,846 87,099 99,729 Noninterest income 102,749 114,194 149,371 147,387 111,223 Tax-equivalent adjustment 462 347 455 492 429 Total tax-equivalent revenue(j) 178,435 189,092 233,672 234,978 211,381 Efficiency ratio (i)/(j) 73.80% 73.22% 68.40% 70.02% 72.86% Annual